Loan Receivable	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Loan Receivable

7.  LOAN RECEIVABLE

On October 19, 2012, the Company advanced a term loan facility in the amount of $1,000. The loan bore interest at 15% per annum, compounded annually with a maturity date of October 18, 2017 at which time the outstanding principal and accrued interest were to be fully repaid. The term loan facility was collateralized by a general security agreement.

The Company received payment of the term loan facility in the amount of $1,000. In consideration for payment of the principal, the Company did not pursue the interest receivable due on this facility, and recognized a loss on settlement of $918.

The carrying value of the term loan facility is as follows:

As at	December 31, 2017	December 31, 2016
15% Term loan facility	$-	$1,000
Unamortized discount	-	(36)
Accrued interest	-	802
Net carrying amount	$-	$1,766